Exhibit 10.12
AMENDMENT NO. 2 TO EXECUTIVE CHAIRMAN AGREEMENT

THIS AMENDMENT TO EXECUTIVE CHAIRMAN AGREEMENT (the “Amendment”) is made this 7th day of February, 2025 (the “Amendment Effective Date”), by and between John W. Allison (“Executive”) and Home BancShares, Inc. (the “Company”) (collectively, the “Parties”).
WHEREAS, the Parties entered into the Executive Chairman Agreement as of March 1, 2021, as amended on May 29, 2024 (as amended, the “Agreement”); and
WHEREAS, the Parties desire to further amend the Agreement as specified herein.
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, Executive and the Company agree:
1.    Section 6(d) and Section 6(e) of the Agreement are hereby amended in their entirety and replaced with the following:
d.All vested and unvested Time-Based Equity Awards; and

e.All vested and unvested Performance Equity Awards, without regard to any performance conditions.

    2.     Capitalized terms used in this Amendment and not otherwise defined have the meaning set forth in the Agreement.
3.    This Amendment constitutes the entire agreement between the parties with respect to the matters set forth herein, and all prior understandings, agreements or undertakings between the parties concerning the subject matters of Section 1 of this Amendment are superseded in their entirety by this Amendment. Except as otherwise stated in this Amendment, all terms and provisions of the Agreement are hereby incorporated into this Amendment, as if fully restated herein. In the event that the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall govern.
4.     This Amendment may be executed in multiple counterparts, each of which will be deemed an original, but all of which together constitute the same instrument. Signed counterparts are effective whether delivered by certified mail with return receipt requested, overnight delivery, facsimile, or e-mail transmission.

[Signature page follows.]

IN WITNESS WHEREOF, Executive and Company have executed this Amendment to Executive Chairman Agreement as of the date first written above.

EXECUTIVE:

/s/ John W. Allison
John W. Allison

THE COMPANY:

HOME BANCSHARES, INC.

By: /s/ Donna J. Townsell
Donna J. Townsell, Corporate Secretary